BAYVIEW FINANCIAL

Mortgage Pass-Through Certificates,

Series 2004-D

Collateral Summary

Bayview Financial Securities Company, LLC

Depositor

Wells Fargo Bank , N.A.

Master Servicer

Wachovia Bank , N.A.

Trustee

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Preliminary Collateral Summary                                                          Date Prepared: November 16, 2004

CONTACTS

SYNDICATE:

KEVIN WHITE                          (212) 526-9519

DANIEL COVELLO                                   (212) 526-9519

PAUL TEDESCHI                     (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:

 STAN LABANOWSKI             (212) 526-6211

 MIKE HITZMANN                  (212) 526-5806

 DARIUS HOUSEAL                                  (212) 526-9466

 NICK STIMOLA                      (212) 526-0212

TRADING:

MATT MILLER                         (212) 526-8315

RISHI BANSAL                         (212) 526-8315

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE ACTUAL COLLATERAL BALANCES

AS OF NOVEMBER 2, 2004 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.

ON THE CUT-OFF DATE, WHICH IS NOVEMBER 1, 2004, THE ASSETS OF THE TRUST FUND WILL PRIMARILY CONSIST OF A POOL OF FIRST LIEN, FULLY AMORTIZING AND BALLOON, FIXED AND ADJUSTABLE RATE, MORTGAGE LOANS SECURED BY SINGLE-FAMILY RESIDENTIAL, MULTIFAMILY, COMMERCIAL AND MIXED USE PROPERTIES.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Tables:                    The following tables describe the Mortgage Loans and the

                                                            related mortgaged properties as of the close of business on the Statistical Calculation Date.  The sum of the columns

                                                            below may not equal the total indicated due to rounding.

                                                            In addition, the mortgage loans can be summarized below in four categories based on the following characteristics (see collateral table on page 5 below):

1). A/Alt A                  Current mortgage loans that are insured and uninsured with FICO Scores grater then 640.  Loans that fall within the A/Alt A category have a maximum of two-times 30 days later over the prior 12 months, and have not been 60 days past due over the prior 12 months, as of the Cut-Of Date.

2). Insured                   Insured mortgage loans that do not fall within the definition of A/Alt A (as defined above).

3). Sub-Prime              Uninsured mortgage loans that do not fall within the definition of A/Alt A or Insured (as defined above).

4). Commercial           Small Business Commercial and Multi-Family mortgage loans.

NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-Off Date.  It is expected that on or prior to the Closing Date, unscheduled proncipal payments will reduce the principal balance of the Mortgage Loans as of the Cut-Off Date and may cause a decrease in the aggregate principal balalce of Mortgage Loans, as reflected herein, of up to 10%.  Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10%.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance		$479,659,269
Aggregate Original Principal Balance		$553,498,111
Number of Mortgage Loans		4,550
	Minimum	Maximum	Average (1)
Original Principal Balance	$ 7,300	$3,649,745	$ 121,648
Outstanding Principal Balance	$2,550	$2,779,703	$105,420
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	23	480	323
Stated remaining Term (mos)	1	477	275
Loan Age (mos)	0	382	48
Current Interest Rate	0.000%	18.000%	7.503%
Periodic Rate Cap(3)(4)	0.250%	7.500%	1.756%
Gross Margin(3)	0.000%	10.500%	3.702%
Maximum Mortgage Rate(3)(4)	5.000%	24.000%	13.011%
Minimum Mortgage Rate(3)(4)	0.500%	13.990%	5.755%
Months to Roll(3)	1	84	21
Current Loan-to-Value	1.04%	122.30%	69.83%
Credit Score(4)	404	839	664
	Earliest	Latest
Maturity Date	11/1/04	7/1/44

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	1.61%
		1985	0.23
	Percent of	1986	0.42
Loan Type	Mortgage Pool	1987	0.83
Adjustable Rate	53.20%	1988	1.31
Fixed Rate	46.80	1989	1.31
		1990	0.63
	Percent of	1991	0.93
Occupancy	Mortgage Pool	1992	1.06
Primary	74.78%	1993	2.37
Investment	22.83	1994	2.81
Second Home	2.39	1995	0.86
		1996	4.58
	Percent of	1997	5.23
Property Type	Mortgage Pool	1998	3.90
Single Family	64.13%	1999	3.50
PUD	9.06	2000	3.12
Single Family (other)(5)	5.73	2001	16.11
Condominium	5.71	2002	3.88
Retail	5.31	2003	10.75
2-4 Family	4.28	2004	34.55
Multi-Family	2.81
Mixed-Use	1.49	Loan Purpose	% Mortgage Pool
Commercial (other)(6)	1.00	Purchase	58.10%
Office	0.46	Cashout Refinance	21.42
		Rate/Term Refinance	20.49
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Includes mobile homes, duplexes, improved and unimproved land, manufactured homes, cooperatives and townhouses.
(6) Includes auto repair centers, churches, hotels, motels, mobile home parks, nursing homes, restaurants, warehouses, industrial properties, and special purpose properties.

                                          RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)

Category	A/Alt A	Insured	Subprime	Total
Percent of Total	52.05%	2.85%	45.10%	100.00%
Fixed	36.52%	77.94%	56.71%	46.80%
ARM	63.48%	22.06%	43.29%	53.20%
Current Balance	$249,685,371	$13,649,680	$216,324,218	$479,659,269
Loan Count	1,944	152	2,454	4,550
Average Balance	$128,439	$89,801	$88,152	$105,420
%=>$200,000	60.72	20.39	36.52	48.66
%=>$500,000	23.02	0.00	15.17	18.82
Gross WAC	6.508%	7.424%	8.657%	7.503%
WAM (mos)	284	307	262	275
WA Age (mos)	49	47	46	48
WA Orig. Term (mos)	333	354	308	323
Balloon	2.72%	1.50%	8.47%	5.28%
Fully Amortizing	97.28%	98.50%	91.53%	94.72%
First Lien	100.00%	100.00%	100.00%	100.00%
WA FICO (non-zero)	732	573	578	664
% below 640	0.00%	83.22%	74.22%	35.84%
WA Current LTV	67.64%	87.00%	71.27%	69.83%
WA Margin(1)	2.94%	3.42%	5.00%	3.70%
WA Lifetime Cap (non-zero)(1)	12.34%	13.23%	14.42%	13.01%
WA Next Rate Adj.(mos)(1)	25	20	15	21
Property Type:
Single Family	64.68%	60.29%	63.75%	64.13%
PUD	12.41%	8.00%	5.26%	9.06%
Single Family (other)	6.17%	16.22%	4.55%	5.73%
Condominium	7.60%	9.35%	3.31%	5.71%
Retail	1.31%	0.00%	10.26%	5.31%
2-4 Family	5.16%	6.15%	3.15%	4.28%
Multi-Family	2.30%	0.00%	3.58%	2.81%
Mixed Use	0.23%	0.00%	3.05%	1.49%
Commercial (other)	0.15%	0.00%	2.05%	1.00%
Office	0.00%	0.00%	1.03%	0.46%
Occupancy Status:
Owner Occupied	77.69%	90.61%	70.42%	74.78%
Investor Property	18.51%	9.39%	28.67%	22.83%
Second Home	3.81%	0.00%	0.91%	2.39%
Loan Purpose:
Purchase Money	64.51%	74.36%	49.67%	58.10%
Cash Out/Refinance	17.46%	10.53%	26.67%	21.42%
Rate Term/Refinance	18.04%	15.11%	23.66%	20.49%
Insurance:
Conventional MI	7.49%	97.95%	0.00%	6.69%
Insured VA	0.00%	1.96%	0.00%	0.06%
Insured FHA	0.00%	0.09%	0.00%	0.00%
Non-MI	92.51%	0.00%	100.00%	93.26%
States > 5% of Total:
California	21.67%	7.79%	8.93%	15.53%
Texas	10.44%	6.96%	18.47%	13.96%
Florida	5.39%	14.09%	16.09%	10.46%
Nevada	9.94%	2.05%	3.06%	6.61%
New York	6.53%	4.09%	3.50%	5.09%
Other	46.03%	65.02%	49.96%	48.34%
Delinquency Status:
Current	100.00%	82.31%	82.91%	91.79%
1 Month Delinquent	0.00%	17.69%	17.09%	8.21%

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)

Index:(1)
1 Year US Treasury	51.18%	54.00%	32.65%	44.42%
6 Month LIBOR	34.90%	30.37%	28.75%	32.59%
Prime Rate	6.64%	0.00%	32.94%	16.21%
1 Year LIBOR	4.42%	6.25%	2.15%	3.61%
COFI	0.84%	9.39%	1.31%	1.12%
6 Month Treasury	0.73%	0.00%	0.20%	0.52%
3 Year US Treasury	0.23%	0.00%	0.75%	0.42%
6 Month CD	0.56%	0.00%	0.00%	0.35%
2 Year US Treasury	0.00%	0.00%	0.87%	0.32%
1 Month LIBOR	0.19%	0.00%	0.26%	0.22%
12 MAT	0.18%	0.00%	0.00%	0.11%
5 Year US Treasury	0.08%	0.00%	0.04%	0.06%
FNMA	0.00%	0.00%	0.09%	0.03%
3 Month Treasury	0.02%	0.00%	0.00%	0.01%
Other	0.02%	0.00%	0.00%	0.01%
(1) For Adjustable Rate Loans only.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Original Principal Balances of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
7,300.36 - 49,999.99	1,541	$35,653,747.72	7.43%	9.262%	$23,136.76	618	65.70%
50,000.00 - 99,999.99	1,495	91,361,878.09	19.05	8.775	61,111.62	625	74.73
100,000.00 - 149,999.99	564	61,985,030.08	12.92	7.509	109,902.54	636	72.86
150,000.00 - 199,999.99	270	41,959,759.90	8.75	7.317	155,406.52	644	72.33
200,000.00 - 249,999.99	181	35,407,730.72	7.38	6.993	195,622.82	668	69.74
250,000.00 - 299,999.99	117	29,526,493.46	6.16	7.065	252,363.19	676	71.54
300,000.00 - 349,999.99	91	25,375,978.34	5.29	6.417	278,856.90	702	67.47
350,000.00 - 399,999.99	74	23,149,861.14	4.83	6.558	312,835.96	700	68.95
400,000.00 - 449,999.99	54	19,960,855.76	4.16	6.770	369,645.48	716	65.73
450,000.00 - 499,999.99	31	12,770,543.82	2.66	6.920	411,953.03	717	66.93
500,000.00 - 549,999.99	26	11,569,813.68	2.41	6.238	444,992.83	701	60.22
550,000.00 - 599,999.99	23	10,978,405.45	2.29	6.309	477,321.98	703	64.03
600,000.00 - 649,999.99	17	9,422,521.29	1.96	6.500	554,265.96	727	69.93
650,000.00 - 699,999.99	9	4,510,996.44	0.94	6.933	501,221.83	697	52.86
700,000.00 - 749,999.99	4	2,792,558.78	0.58	6.683	698,139.70	667	75.00
750,000.00 - 799,999.99	3	2,266,695.16	0.47	6.756	755,565.05	710	59.81
800,000.00 - 849,999.99	8	6,283,622.67	1.31	7.258	785,452.83	662	74.85
850,000.00 - 899,999.99	3	2,005,433.94	0.42	7.193	668,477.98	704	74.61
900,000.00 - 949,999.99	4	3,631,317.04	0.76	6.428	907,829.26	684	73.12
950,000.00 - 999,999.99	6	4,718,085.34	0.98	7.371	786,347.56	701	65.04
1,000,000.00 - 1,049,999.99	5	4,772,994.80	1.00	6.284	954,598.96	740	52.64
1,050,000.00 - 1,099,999.99	3	3,103,887.80	0.65	6.414	1,034,629.27	723	76.50
1,100,000.00 - 1,149,999.99	1	1,099,957.96	0.23	6.625	1,099,957.96	822	69.84
1,150,000.00 - 1,199,999.99	1	1,150,000.00	0.24	5.875	1,150,000.00	792	59.74
1,200,000.00 - 1,249,999.99	2	2,364,451.06	0.49	7.229	1,182,225.53	695	66.07
1,250,000.00 - 1,299,999.99	2	1,484,163.32	0.31	4.905	742,081.66	777	48.49
1,300,000.00 - 1,349,999.99	2	2,604,991.97	0.54	7.118	1,302,495.99	760	66.11
1,500,000.00 - 1,549,999.99	4	5,630,816.27	1.17	7.381	1,407,704.07	677	50.33
2,000,000.00 - 3,649,745.15	9	22,116,676.98	4.61	7.492	2,457,408.55	688	70.65
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $121,648.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
2,550.45 - 49,999.99	1,932	$49,174,156.28	10.25%	8.848%	$25,452.46	631	61.92%
50,000.00 - 99,999.99	1,298	92,506,228.21	19.29	8.625	71,268.28	628	74.43
100,000.00 - 149,999.99	498	60,939,252.45	12.70	7.436	122,367.98	641	72.57
150,000.00 - 199,999.99	251	43,641,096.32	9.10	7.141	173,868.91	650	71.66
200,000.00 - 249,999.99	152	33,948,559.70	7.08	7.026	223,345.79	675	68.26
250,000.00 - 299,999.99	124	34,366,054.93	7.16	6.862	277,145.60	684	69.67
300,000.00 - 349,999.99	72	23,480,416.01	4.90	6.535	326,116.89	693	69.58
350,000.00 - 399,999.99	62	23,096,859.55	4.82	6.769	372,529.99	699	71.02
400,000.00 - 449,999.99	30	12,582,782.35	2.62	6.623	419,426.08	716	68.10
450,000.00 - 499,999.99	33	15,634,103.85	3.26	6.818	473,760.72	707	66.35
500,000.00 - 549,999.99	20	10,561,212.13	2.20	6.713	528,060.61	703	68.27
550,000.00 - 599,999.99	12	6,926,231.98	1.44	6.480	577,186.00	701	70.08
600,000.00 - 649,999.99	12	7,563,308.41	1.58	6.624	630,275.70	708	72.78
650,000.00 - 699,999.99	4	2,648,841.18	0.55	7.319	662,210.30	673	54.39
700,000.00 - 749,999.99	3	2,210,697.43	0.46	5.918	736,899.14	686	69.13
750,000.00 - 799,999.99	6	4,694,012.70	0.98	7.152	782,335.45	701	76.30
800,000.00 - 849,999.99	3	2,474,749.80	0.52	7.281	824,916.60	622	69.02
850,000.00 - 899,999.99	4	3,488,312.54	0.73	6.343	872,078.14	745	68.67
900,000.00 - 949,999.99	4	3,689,327.73	0.77	6.937	922,331.93	639	75.78
950,000.00 - 999,999.99	7	6,852,514.49	1.43	6.867	978,930.64	728	59.46
1,000,000.00 - 1,049,999.99	2	2,053,887.80	0.43	6.433	1,026,943.90	690	79.83
1,050,000.00 - 1,099,999.99	2	2,149,957.96	0.45	6.503	1,074,978.98	804	69.92
1,100,000.00 - 1,149,999.99	1	1,109,768.90	0.23	5.000	1,109,768.90	766	59.99
1,150,000.00 - 1,199,999.99	3	3,509,451.06	0.73	6.830	1,169,817.02	730	52.73
1,200,000.00 - 1,249,999.99	1	1,200,000.00	0.25	5.875	1,200,000.00	711	64.86
1,250,000.00 - 1,299,999.99	1	1,287,290.96	0.27	7.750	1,287,290.96	732	62.79
1,300,000.00 - 1,349,999.99	1	1,317,701.01	0.27	6.500	1,317,701.01	787	69.35
1,400,000.00 - 1,449,999.99	1	1,437,412.66	0.30	8.540	1,437,412.66	561	66.86
1,450,000.00 - 1,499,999.99	2	2,998,403.61	0.63	7.375	1,499,201.81	715	49.81
1,950,000.00 - 1,999,999.99	1	1,999,471.85	0.42	7.120	1,999,471.85	NA	61.52
2,000,000.00 - 2,779,703.16	8	20,117,205.13	4.19	7.529	2,514,650.64	688	71.55
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%
As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $105,420.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgage Rates(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0.000 - 0.099	4	$189,345.48	0.04%	0.000%	$47,336.37	637	67.88%
0.100 - 1.999	2	438,191.18	0.09	1.250	219,095.59	718	76.87
2.000 - 2.999	2	124,359.89	0.03	2.924	62,179.95	624	78.65
3.000 - 3.999	158	13,658,436.49	2.85	3.678	86,445.80	741	56.20
4.000 - 4.999	342	41,636,119.36	8.68	4.376	121,743.04	723	60.07
5.000 - 5.999	282	46,884,213.64	9.77	5.547	166,256.08	720	69.47
6.000 - 6.999	652	113,254,054.33	23.61	6.436	173,702.54	700	71.98
7.000 - 7.999	545	91,143,994.66	19.00	7.370	167,236.69	667	70.23
8.000 - 8.999	656	61,641,181.20	12.85	8.497	93,965.22	623	70.87
9.000 - 9.999	670	37,561,875.27	7.83	9.419	56,062.50	614	73.49
10.000 - 10.999	529	36,949,170.21	7.70	10.654	69,847.20	577	74.11
11.000 - 11.999	419	25,366,779.07	5.29	11.602	60,541.24	556	67.13
12.000 - 12.999	184	7,368,483.11	1.54	12.295	40,046.10	576	74.13
13.000 - 13.999	66	1,999,105.64	0.42	13.352	30,289.48	599	68.11
14.000 - 14.999	20	659,445.74	0.14	14.469	32,972.29	544	68.67
15.000 - 15.999	14	318,568.20	0.07	15.472	22,754.87	584	73.71
16.000 - 16.999	3	446,145.37	0.09	16.160	148,715.12	533	80.15
18.000	2	19,800.14	0.00	18.000	9,900.07	512	50.07
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%
As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.503% per annum.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Original Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
3.266 - 10.000	7	-$109,356.29	0.02%	8.834%	$15,622.33	704	5.96%
10.001 - 20.000	26	1,933,036.47	0.40	6.914	74,347.56	674	16.76
20.001 - 30.000	61	4,188,476.68	0.87	7.644	68,663.55	698	23.60
30.001 - 40.000	115	10,219,961.45	2.13	7.461	88,869.23	670	32.91
40.001 - 50.000	166	19,434,665.15	4.05	6.590	117,076.30	709	41.53
50.001 - 60.000	305	33,722,794.66	7.03	7.739	110,566.54	669	53.23
60.001 - 70.000	581	87,382,192.43	18.22	8.203	150,399.64	647	62.32
70.001 - 80.000	1,079	158,910,809.44	33.13	6.763	147,276.01	685	71.03
80.001 - 90.000	757	68,105,586.73	14.20	7.746	89,967.75	643	78.61
90.001 - 95.000	614	43,113,921.89	8.99	8.669	70,218.11	631	89.27
95.001 - 100.000	760	44,459,448.38	9.27	7.657	58,499.27	650	85.15
100.001 - 105.000	32	5,994,890.90	1.25	6.679	187,340.34	693	86.62
105.001 - 110.000	13	779,984.68	0.16	7.424	59,998.82	654	93.73
110.001 - 115.000	7	349,818.86	0.07	7.215	49,974.12	645	87.77
115.001 - 120.000	9	221,548.68	0.05	5.630	24,616.52	687	77.30
120.001 - 125.000	3	117,996.91	0.02	6.790	39,332.30	655	101.26
125.001 - 130.000	2	201,812.11	0.04	4.800	100,906.06	613	96.11
130.001 - 135.000	5	228,169.47	0.05	6.717	45,633.89	709	75.01
135.001 - 140.000	5	120,532.32	0.03	6.465	24,106.46	705	61.38
140.001 - 147.838	3	64,265.48	0.01	5.022	21,421.83	607	79.50
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 3.266% and 147.838%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 76.288%.

Current Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Current Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1.035 - 10.000	81	$719,365.13	0.15%	7.565%	$8,881.05	716	6.77%
10.001 - 20.000	222	6,040,214.76	1.26	7.067	27,208.17	725	16.30
20.001 - 30.000	262	10,669,880.75	2.22	7.077	40,724.74	713	25.26
30.001 - 40.000	283	18,394,010.05	3.83	6.883	64,996.50	694	35.23
40.001 - 50.000	309	25,504,152.92	5.32	6.845	82,537.71	699	45.69
50.001 - 60.000	489	54,377,015.43	11.34	7.001	111,200.44	682	56.12
60.001 - 70.000	756	118,269,841.82	24.66	7.987	156,441.59	647	65.54
70.001 - 80.000	842	127,274,258.11	26.53	6.898	151,157.08	679	76.48
80.001 - 90.000	639	55,528,227.31	11.58	8.016	86,898.63	635	85.96
90.001 - 95.000	474	40,721,846.96	8.49	8.856	85,911.07	624	93.22
95.001 - 100.000	156	17,956,543.70	3.74	7.439	115,106.05	647	98.01
100.001 - 105.000	22	2,712,883.70	0.57	6.730	123,312.90	679	101.68
105.001 - 110.000	11	1,018,858.60	0.21	9.390	92,623.51	575	107.67
110.001 - 115.000	3	341,313.26	0.07	8.216	113,771.09	533	112.10
120.001 - 122.296	1	130,856.48	0.03	7.375	130,856.48	617	122.30
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 1.035% and 122.296%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 69.826%.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Delinquency Status of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Delinquency Status	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Current	4,045	$440,265,690.47	91.79%	7.450%	$108,841.95	670	69.53%
1 Month Delinquent	505	39,393,578.51	8.21	8.100	78,007.09	603	73.18
Total	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Number of 30-Day Delinquencies of the Mortgage Loans

					Weighted		Weighted
			Percent of	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Credit	Principal	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Score	Balance	LTV
0	3,124	$355,863,932.69	74.19%	7.345%	$113,912.91	685	69.02%
1	467	49,535,634.68	10.33	7.336	106,072.02	651	70.44
2	178	15,941,219.94	3.32	7.865	89,557.42	638	72.28
3	124	9,157,279.64	1.91	8.170	73,849.03	579	73.32
4	104	8,367,369.46	1.74	8.238	80,455.48	590	73.39
5	115	8,748,159.38	1.82	8.080	76,070.95	574	71.92
6	89	7,101,827.62	1.48	8.470	79,795.82	544	69.85
7	86	6,378,876.25	1.33	8.318	74,172.98	566	72.57
8	65	4,146,034.83	0.86	9.130	63,785.15	547	74.53
9	63	4,025,528.54	0.84	9.532	63,897.28	547	73.53
10	52	3,542,003.53	0.74	8.943	68,115.45	524	80.15
11	46	4,074,223.67	0.85	8.794	88,570.08	581	78.96
12	37	2,777,178.75	0.58	9.001	75,058.89	547	74.34
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Number of 60-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	4,030	$439,328,013.94	91.59%	7.416%	$109,014.40	674	69.49%
1	176	12,684,362.55	2.64	8.370	72,070.24	570	73.32
2	118	9,391,251.02	1.96	8.207	79,586.87	589	70.45
3	66	4,998,060.21	1.04	8.438	75,728.19	562	68.95
4	52	4,222,679.89	0.88	8.335	81,205.38	539	75.14
5	31	1,907,440.46	0.40	8.868	61,530.34	553	73.53
6	21	1,563,784.04	0.33	8.123	74,465.91	562	79.70
7	19	1,535,057.10	0.32	9.630	80,792.48	546	82.57
8	16	2,118,205.87	0.44	8.938	132,387.87	572	75.13
9	9	951,609.03	0.20	8.025	105,734.34	520	80.97
10	8	656,729.77	0.14	9.895	82,091.22	547	97.27
11	4	302,075.10	0.06	8.712	75,518.78	552	68.77
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Number of 90-Day Delinquencies of the Mortgage Loans

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	4,356	$463,289,041.05	96.59%	7.467%	$106,356.53	668	69.62%
1	86	6,745,353.24	1.41	8.100	78,434.34	565	73.08
2	36	2,579,603.71	0.54	9.249	71,655.66	563	73.13
3	21	1,836,137.18	0.38	7.575	87,435.10	524	76.72
4	7	486,422.57	0.10	8.836	69,488.94	547	68.20
5	11	714,380.92	0.15	8.998	64,943.72	516	79.54
6	10	1,171,044.79	0.24	9.790	117,104.48	545	84.68
7	11	1,714,534.71	0.36	9.035	155,866.79	577	76.26
8	6	575,195.20	0.12	7.450	95,865.87	554	74.67
9	3	365,004.29	0.08	9.912	121,668.10	558	106.01
10	3	182,551.32	0.04	9.342	60,850.44	537	71.50
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Original Terms to Maturity of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Terms to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
23 - 59	13	$3,110,389.29	0.65%	8.352%	$239,260.71	636	82.18%
60 - 119	96	8,140,829.42	1.70	7.754	84,800.31	652	75.35
120 - 179	234	21,331,895.55	4.45	8.490	91,161.95	634	69.27
180 - 239	493	45,471,869.32	9.48	7.877	92,235.03	667	60.03
240 - 299	243	15,403,398.04	3.21	9.035	63,388.47	637	65.80
300 - 359	279	14,137,394.54	2.95	6.861	50,671.67	663	63.28
360 - 419	3,172	369,828,384.02	77.10	7.351	116,591.55	667	71.19
420 - 479	14	1,184,136.69	0.25	8.401	84,581.19	792	68.67
480	6	1,050,972.11	0.22	5.563	175,162.02	677	93.95
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 323 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Remaining Terms	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 - 59	513	$23,065,147.04	4.81%	8.092%	$44,961.30	661	61.07%
60 - 119	546	28,923,416.10	6.03	7.998	52,973.29	659	58.92
120 - 179	625	51,666,689.45	10.77	7.251	82,666.70	674	63.11
180 - 239	378	40,839,800.52	8.51	7.056	108,041.80	687	60.60
240 - 299	629	57,616,698.80	12.01	7.365	91,600.48	642	69.94
300 - 359	1,774	265,528,794.25	55.36	7.538	149,678.01	666	74.18
360 - 419	81	11,023,168.59	2.30	7.859	136,088.50	626	74.69
420 - 477	4	995,554.23	0.21	5.546	248,888.56	681	95.49
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 275 months.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Seasoning of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Seasoning (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0 – 59	2,455	$334,883,154.03	69.82%	7.698%	$136,408.62	662	73.61%
60 – 119	922	85,282,179.14	17.78	7.479	92,496.94	644	67.18
120 – 179	381	34,037,410.38	7.10	6.382	89,337.04	707	52.80
180 – 239	390	18,900,803.80	3.94	6.068	48,463.60	700	55.21
240 – 299	141	3,705,591.00	0.77	7.442	26,280.79	682	47.29
300 – 359	258	2,798,305.80	0.58	8.342	10,846.15	727	33.52
360 – 382	3	51,824.83	0.01	6.809	17,274.94	557	37.08
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 48 months.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Geographic Distribution of the Mortgaged Properties

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Geographic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Alabama	96	$4,318,719.04	0.90%	8.519%	$ 44,986.66	637	71.48%
Alaska	10	744,063.21	0.16	8.040	74,406.32	638	77.69
Arizona	113	11,133,072.10	2.32	7.300	98,522.76	679	74.34
Arkansas	30	1,954,744.54	0.41	7.509	65,158.15	669	86.42
California	466	74,486,202.12	15.53	6.560	159,841.64	704	62.5
Colorado	55	7,340,713.59	1.53	7.062	133,467.52	657	74.97
Connecticut	58	10,386,391.28	2.17	6.912	179,075.71	677	58.81
Delaware	14	1,540,595.94	0.32	6.566	110,042.57	751	68.04
District Of Columbia	11	1,417,429.34	0.30	7.899	128,857.21	637	57.46
Florida	533	50,195,859.03	10.46	8.919	94,176.10	608	66.89
Georgia	157	18,442,868.17	3.84	7.892	117,470.50	642	70.55
Hawaii	6	3,104,740.98	0.65	7.511	517,456.83	695	63.36
Idaho	15	2,164,219.71	0.45	7.559	144,281.31	707	70.39
Illinois	94	14,618,263.17	3.05	6.801	155,513.44	671	72.47
Indiana	41	2,081,164.10	0.43	7.473	50,760.10	626	75.98
Iowa	11	481,298.19	0.10	8.248	43,754.38	658	76.52
Kansas	11	726,447.92	0.15	7.440	66,040.72	647	79.36
Kentucky	21	1,054,028.23	0.22	7.023	50,191.82	646	73.72
Louisiana	45	1,927,678.12	0.40	8.165	42,837.29	628	71.91
Maine	12	1,492,368.29	0.31	8.242	124,364.02	585	67.17
Maryland	88	10,142,764.91	2.11	7.219	115,258.69	650	66.87
Massachusetts	96	16,641,255.24	3.47	7.364	173,346.41	638	60.88
Michigan	174	11,755,979.43	2.45	7.692	67,563.10	647	68.33
Minnesota	26	4,093,051.68	0.85	7.360	157,425.06	687	71.95
Mississippi	43	1,459,702.16	0.30	8.679	33,946.56	578	64.84
Missouri	35	3,590,522.01	0.75	8.020	102,586.34	629	72.99
Montana	6	571,143.39	0.12	7.055	95,190.57	672	77.18
Nebraska	4	2,593,585.22	0.54	7.287	648,396.31	709	62.37
Nevada	146	31,716,785.58	6.61	6.305	217,238.26	698	75.99
New Hampshire	28	3,194,266.72	0.67	7.672	114,080.95	618	64.74
New Jersey	116	15,139,432.23	3.16	6.877	130,512.35	679	70.5
New Mexico	13	942,731.39	0.20	8.220	72,517.80	693	76.3
New York	182	24,421,029.58	5.09	7.104	134,181.48	695	63.06
North Carolina	51	6,279,214.09	1.31	7.225	123,121.84	645	76.14
North Dakota	7	309,465.18	0.06	3.886	44,209.31	752	61.69
Ohio	88	10,256,336.13	2.14	7.431	116,549.27	649	70.71
Oklahoma	36	1,684,394.61	0.35	8.308	46,788.74	589	67.55
Oregon	25	4,202,465.50	0.88	7.034	168,098.62	698	71.43
Pennsylvania	178	14,023,626.32	2.92	7.401	78,784.42	670	70.49
Puerto Rico	15	721,586.32	0.15	7.282	48,105.75	567	61.94
Rhode Island	29	5,042,553.17	1.05	7.218	173,881.14	626	59.05
South Carolina	47	2,548,771.13	0.53	7.224	54,229.17	661	64.06
South Dakota	4	333,029.58	0.07	8.609	83,257.40	617	72.27
Tennessee	58	7,447,390.70	1.55	7.955	128,403.29	680	69.24
Texas	1,094	66,970,083.08	13.96	8.740	61,215.80	636	80.75
Utah	20	2,707,055.71	0.56	8.347	135,352.79	604	74.13
Vermont	3	54,331.26	0.01	8.950	18,110.42	592	39.68
Virgin Islands	8	328,782.16	0.07	4.000	41,097.77	687	52.39
Virginia	50	8,891,263.07	1.85	6.225	177,825.26	719	70.53
Washington	58	7,759,214.51	1.62	6.390	133,779.56	706	70.78
West Virginia	6	415,779.39	0.09	9.345	69,296.57	619	83.68
Wisconsin	12	3,493,724.42	0.73	8.475	291,143.70	637	90.47
Wyoming	5	317,086.04	0.07	9.171	63,417.21	658	53.42
Total:	4,550	$479,659,268.98	100%	7.503%	$ 105,419.62	664	69.83%
No more than approximately 0.59% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Loan Purpose of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Purpose	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Purchase	2,982	$278,662,578.68	58.10%	7.368%	$93,448.22	674	73.99%
Rate/Term Refinance	621	98,274,543.34	20.49	7.277	158,252.08	663	65.24
Cashout Refinance	947	102,722,146.96	21.42	8.086	108,471.12	640	62.91
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Amortization Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Amortization Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Fully Amortizing	4,411	$454,345,775.23	94.72%	7.460%	$103,002.90	666	69.50%
Balloon	139	25,313,493.75	5.28	8.271	182,111.47	631	75.61
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Adjustment Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Adjustment Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Adjustable Rate Mortgage	1,546	$255,156,490.78	53.20%	6.979%	$165,043.01	674	66.53%
Fixed Rate Mortgage	3,004	224,502,778.20	46.80	8.099	74,734.61	651	73.57
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Loan Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV

Conventional Uninsured	4,131	$438,296,364.84	91.38%	7.573%	$106,099.34	666	68.18%
Conventional Insured	328	32,067,950.60	6.69	6.780	97,768.14	659	86.26
Uninsured FHA	76	7,476,271.83	1.56	6.824	98,372.00	596	90.53
Uninsured VA	12	1,538,748.97	0.32	6.096	128,229.08	697	90.37
Guaranteed VA	2	267,975.56	0.06	5.902	133,987.78	631	97.82
Insured FHA	1	11,957.18	0.00	10.000	11,957.18	537	75.20
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Credit Scores of the Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Credit Scores	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Score	291	$34,764,518.18	7.25%	8.265%	$119,465.70	NA	72.47%
404 - 520	612	45,745,636.26	9.54	9.418	74,747.77	493	72.81
521 - 540	218	15,955,302.02	3.33	9.384	73,189.46	531	71.66
541 - 560	225	19,939,469.64	4.16	8.529	88,619.87	550	72.25
561 - 580	255	19,242,995.07	4.01	8.829	75,462.73	569	71.50
581 - 600	271	23,245,729.81	4.85	8.853	85,777.60	590	71.74
601 - 620	254	24,533,179.90	5.11	8.660	96,587.32	610	72.07
621 - 640	252	23,994,372.21	5.00	7.844	95,215.76	630	71.52
641 - 660	293	33,269,578.46	6.94	7.665	113,548.05	650	76.63
661 - 680	221	25,660,360.99	5.35	7.179	116,110.23	671	72.95
681 - 700	233	27,352,984.18	5.70	6.903	117,394.78	690	70.05
701 - 720	229	33,313,132.26	6.95	6.480	145,472.19	711	69.42
721 - 740	218	29,880,625.85	6.23	6.390	137,067.09	730	68.04
741 - 760	221	28,611,804.76	5.97	6.302	129,465.18	750	67.99
761 - 780	280	39,247,811.61	8.18	5.851	140,170.76	769	65.06
781 - 800	255	31,896,597.33	6.65	6.213	125,084.70	789	63.35
801 - 820	148	15,158,453.34	3.16	6.307	102,421.98	808	59.24
821 - 839	74	7,846,717.11	1.64	5.868	106,036.72	828	54.80
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 664.

Mortgaged Property Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgaged Property Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Single Family	3,288	$307,625,254.08	64.13%	7.520%	$93,559.99	661	68.90%
PUD	219	43,460,938.92	9.06	6.661	198,451.78	683	73.34
Single Family (other)(1)	419	27,474,096.18	5.73	7.511	65,570.64	683	73.13
Condominium	338	27,409,838.15	5.71	6.894	81,094.20	700	69.50
Retail	28	25,463,710.38	5.31	7.789	909,418.23	644	70.00
2-4 Family	144	20,547,177.50	4.28	7.639	142,688.73	676	66.42
Multi-Family	35	13,488,902.67	2.81	8.547	385,397.22	618	75.15
Mixed-Use	43	7,163,206.31	1.49	9.282	166,586.19	603	69.44
Commercial (other)(2)	26	4,806,319.58	1.00	9.229	184,858.45	595	76.99
Office	10	2,219,825.21	0.46	8.798	221,982.52	609	74.90
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%
(1) Includes mobile homes, duplexes, improved and unimproved land, manufactured homes, cooperatives and townhouses.
(2) Includes auto repair centers, churches, hotels, motels, mobile home parks, nursing homes, restaurants, warehouses, industrial properties, and special purpose properties.

Occupancy Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Occupancy Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Owner Occupied	3,626	$358,676,993.04	74.78%	7.397%	$98,918.09	663	70.07%
Investment	850	109,507,406.60	22.83	7.922	128,832.24	662	70.15
Second Home	74	11,474,869.34	2.39	6.829	155,065.80	708	59.02
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Documentation Levels of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Documentation Levels	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Full Documentation	1,916	$181,069,283.03	37.75%	6.940%	$94,503.80	686	65.54%
Limited Documentation	985	112,890,684.08	23.54	7.712	114,609.83	649	71.78
Stated Documentation	1,004	112,006,801.09	23.35	8.278	111,560.56	651	70.49
Alternative	519	54,428,755.10	11.35	7.310	104,872.36	650	79.13
No Income Verified	90	16,537,859.01	3.45	7.479	183,753.99	658	66.08
No Assets Verified	36	2,725,886.67	0.57	8.390	75,719.07	583	83.07
Total:	4,550	$479,659,268.98	100.00%	7.503%	$105,419.62	664	69.83%

Indices of the Adjustable Rate Mortgage Loans
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Indices	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 Year CMT	706	$113,330,686.28	44.42%	6.048%	$160,525.05	704	62.75%
6 Month LIBOR	407	83,152,840.64	32.59	7.027	204,306.73	672	72.62
Prime	287	41,373,249.85	16.21	10.090	144,157.66	587	64.54
COFI	50	2,846,380.59	1.12	5.154	56,927.61	673	55.59
1 Year LIBOR	41	9,209,687.57	3.61	5.414	224,626.53	705	73.46
3 Year CMT	14	1,067,416.32	0.42	5.794	76,244.02	671	61.27
2 Year CMT	13	812,342.94	0.32	10.109	62,487.92	564	67.72
6 Month CMT	11	1,335,869.83	0.52	4.510	121,442.71	729	57.75
1 Month LIBOR	4	551,478.89	0.22	4.668	137,869.72	672	88.76
6 Month CD	4	890,517.05	0.35	3.738	222,629.26	796	40.16
5 Year CMT	3	160,440.27	0.06	5.979	53,480.09	638	60.47
FNMA	3	87,214.73	0.03	10.501	29,071.58	548	57.51
12 MAT	1	278,222.90	0.11	1.250	278,222.90	748	79.27
3 Month CMT	1	32,502.70	0.01	5.000	32,502.70	799	24.08
Other	1	27,640.22	0.01	7.875	27,640.22	790	19.06
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
Frequency of			Percent of	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	1	$21,877.92	0.01%	12.750%	$21,877.92	543	49.33%
1	18	5,854,636.71	2.29	5.603	325,257.60	672	76.81
3	2	192,068.42	0.08	11.055	96,034.21	601	59.60
6	491	99,769,267.06	39.10	7.097	203,196.06	673	70.74
12	992	146,560,339.87	57.44	6.947	147,742.28	676	63.32
24	12	673,819.25	0.26	10.362	56,151.60	574	69.37
36	22	1,793,915.50	0.70	5.692	81,541.61	696	62.86
60	8	290,566.05	0.11	7.006	36,320.76	623	52.38
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

Gross Margins of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Gross Margins (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0.000 - 0.999	23	$866,212.00	0.34%	5.710%	$37,661.39	689	46.99%
1.000 - 1.999	9	5,002,900.32	1.96	5.937	555,877.81	684	76.32
2.000 - 2.999	572	137,076,064.41	53.72	5.870	239,643.47	723	65.81
3.000 - 3.999	176	21,526,096.88	8.44	5.797	122,307.37	691	67.89
4.000 - 4.999	127	16,900,584.35	6.62	7.351	133,075.47	650	68.14
5.000 - 5.999	411	43,032,802.21	16.87	9.646	104,702.68	576	64.99
6.000 - 6.999	113	15,557,533.22	6.10	8.479	137,677.29	599	71.91
7.000 - 7.999	74	9,389,459.77	3.68	9.198	126,884.59	586	63.70
8.000 - 8.999	27	3,208,859.87	1.26	9.546	118,846.66	593	76.03
9.000 - 9.999	12	2,454,954.01	0.96	10.952	204,579.50	563	61.83
10.000 - 10.500	2	141,023.74	0.06	10.592	70,511.87	459	71.46
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%
As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.702% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Maximum Rate	220	$21,622,082.36	8.47%	10.878%	$98,282.19	545	61.70%
5.000 - 5.999	1	297,465.26	0.12	4.500	297,465.26	738	41.60
6.000 - 6.999	2	326,186.57	0.13	4.071	163,093.29	770	56.42
8.000 - 8.999	3	529,939.97	0.21	3.816	176,646.66	706	80.74
9.000 - 9.999	37	7,733,185.36	3.03	4.204	209,005.01	746	63.47
10.000 - 10.999	80	21,630,773.56	8.48	5.006	270,384.67	732	67.73
11.000 - 11.999	190	55,279,234.95	21.66	6.084	290,943.34	725	69.09
12.000 - 12.999	179	40,138,967.03	15.73	6.232	224,240.04	701	69.52
13.000 - 13.999	219	40,458,531.87	15.86	6.352	184,742.15	682	64.50
14.000 - 14.999	221	31,266,179.56	12.25	7.584	141,475.93	644	64.43
15.000 - 15.999	162	13,566,830.29	5.32	8.181	83,745.87	615	64.87
16.000 - 16.999	113	9,076,171.99	3.56	8.879	80,320.11	602	67.45
17.000 - 17.999	40	2,950,753.74	1.16	9.536	73,768.84	601	66.21
18.000 - 18.999	62	9,636,786.45	3.78	9.547	155,432.04	591	67.16
19.000 - 19.999	13	507,837.13	0.20	12.420	39,064.39	585	69.73
20.000 - 24.000	4	135,564.69	0.05	10.283	33,891.17	535	59.27
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%
As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.011% per annum.
Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Minimum Rate	478	$83,088,090.07	32.56%	5.820%	$173,824.46	701	70.44%
0.500 - 0.999	1	59,835.72	0.02	3.875	59,835.72	635	82.53
1.000 - 1.999	14	1,534,519.93	0.60	4.241	109,608.57	700	51.86
2.000 - 2.999	285	79,645,343.56	31.21	6.183	279,457.35	726	63.37
3.000 - 3.999	70	6,634,789.53	2.60	4.962	94,782.71	699	57.60
4.000 - 4.999	24	1,851,043.36	0.73	5.000	77,126.81	705	62.63
5.000 - 5.999	26	2,616,778.55	1.03	5.669	100,645.33	688	67.11
6.000 - 6.999	59	12,338,905.08	4.84	6.704	209,133.98	626	74.37
7.000 - 7.999	72	10,868,677.43	4.26	7.647	150,953.85	601	73.15
8.000 - 8.999	114	16,798,216.00	6.58	8.618	147,352.77	627	64.55
9.000 - 9.999	80	8,582,907.42	3.36	9.520	107,286.34	600	65.16
10.000 - 10.999	63	6,418,237.17	2.52	10.370	101,876.78	585	69.81
11.000 - 11.999	177	17,166,865.34	6.73	11.309	96,987.94	539	62.27
12.000 - 12.999	72	7,004,130.39	2.75	11.519	97,279.59	534	59.20
13.000 - 13.990	11	548,151.23	0.21	13.067	49,831.93	558	53.78
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 5.755% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Months to Next Rate Adjustment	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 - 6	493	$53,764,543.25	21.07%	6.122%	$109,055.87	671	61.68%
7 - 12	565	61,512,479.56	24.11	8.155	108,871.65	616	62.41
13 - 18	100	26,523,904.91	10.40	7.650	265,239.05	682	67.95
19 - 24	125	37,728,827.62	14.79	7.526	301,830.62	685	69.34
25 - 30	34	11,917,841.88	4.67	6.167	350,524.76	761	59.32
31 - 36	73	17,047,053.91	6.68	6.305	233,521.29	685	77.99
37 - 42	2	405,634.12	0.16	5.366	202,817.06	642	85.67
43 - 48	52	20,076,177.63	7.87	6.356	386,080.34	720	69.64
49 - 54	19	5,322,960.77	2.09	5.562	280,155.83	690	63.44
55 - 60	73	18,448,791.31	7.23	5.896	252,723.17	715	76.49
61 - 66	1	117,169.69	0.05	4.875	117,169.69	763	92.70
73 - 78	1	126,795.04	0.05	5.125	126,795.04	743	89.29
79 - 84	8	2,164,311.09	0.85	5.862	270,538.89	753	74.91
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 21 months.

                                                                                                                                                   RESIDENTIAL MORTGAGE FINANCE

Periodic Caps of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Periodic Caps(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Periodic Cap	303	$39,724,751.37	15.57%	8.941%	$131,104.79	619	65.34%
0.250 - 0.500	7	219,006.60	0.09	6.706	31,286.66	710	55.85
0.501 - 0.750	1	203,942.35	0.08	3.750	203,942.35	806	32.63
0.751 - 1.000	351	53,475,686.89	20.96	7.118	152,352.38	662	71.68
1.251 - 1.500	54	12,378,251.93	4.85	7.786	229,226.89	631	74.09
1.751 - 2.000	807	145,324,616.64	56.96	6.333	180,080.07	697	64.30
2.001 - 2.250	3	725,466.71	0.28	6.548	241,822.24	659	78.56
2.251 - 2.500	2	97,615.60	0.04	6.447	48,807.80	668	65.99
2.751 - 3.000	8	1,461,106.48	0.57	8.069	182,638.31	638	75.95
3.251 - 3.500	1	26,426.11	0.01	9.875	26,426.11	619	75.50
4.751 - 5.000	3	251,768.31	0.10	8.899	83,922.77	591	57.40
5.751 - 6.000	5	1,159,540.12	0.45	5.130	231,908.02	733	57.76
7.251 - 7.500	1	108,311.67	0.04	2.950	108,311.67	622	83.96
Total:	1,546	$255,156,490.78	100.00%	6.979%	$165,043.01	674	66.53%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.756% per annum.